Exhibit 32

Certification Persuant to Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. 1350)


Persuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) the undersigned General Partners of TASA Products Limited, a Washington limited partnership (the "Company"), do hereby certify, to the best of such General Partner's knowledge and belief, that:

1. The Quarterly Report on Form 10-Q for the period ended September 30, 2005 (the "Form 10-Q) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/MICHEL E. MAES                                   /s/JAMES R. STEFFEY
Michel E. Maes                                      James R. Steffey
Co-General Partner                                  Co-General Partner
Date: 11-2-05                                       Date: 11-2-05